LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 23, 2013 TO THE

SUMMARY PROSPECTUS DATED AUGUST 1, 2012, OF

WESTERN ASSET INTERMEDIATE-TERM MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as supplemented on August 31, 2012 and March 11, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 1, 2012, as supplemented on August 31, 2012, November 28, 2012, February 15, 2013, March 11, 2013 and May 23, 2013 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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